                                   [GRAPHIC]

NUMBER                                                                SHARES

SS

                          [SCHUFF STEEL COMPANY LOGO]

COMMON STOCK                                                       COMMON STOCK



INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS


                                                          CUSIP 808156 10 3

This Certifies that


is the record holder of



FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
OF

                              SCHUFF STEEL COMPANY

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:


    [SIGNATURE]                                                [SIGNATURE]
                        [CORPORATE SEAL, DELAWARE]
     SECRETARY                                                  PRESIDENT

COUNTERSIGNED AND REGISTERED:
HARRIS TRUST COMPANY OF CALIFORNIA
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -        as tenants in common
         TEN ENT  -        as tenants by the entireties
         JT TEN   -        as joint tenants with right of
                           survivorship and not as tenants
                           in common


UNIF GIFT MIN ACT -                          Custodian
                     -----------------------           -------------------------
                          (Cust)                                (Minor)
                  under Uniform Gifts to Minors

                  Act
                      ---------------------------------------------------------
                                                  (State)

UNIF TRF MIN ACT  -                     Custodian (until age                 )
                      -----------------                      ----------------
                      (Cust)

                                               under Uniform Transfers
                  ----------------------------
                          (Minor)

                  to Minors Act
                                ----------------------------------------------
                                                  (State)

Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                     ------------------

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------
                                       X
                                          -----------------------------------

                                       X
                                          -----------------------------------

                                    NOTICE:

                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
   -------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.